UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

MARKETAXESS HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34091	52-2230784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards 15th Floor
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 813-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	MKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 29, 2026, MarketAxess Holdings Inc. (“MarketAxess”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of July 29, 2026 (the “Merger Agreement”), among MarketAxess, Intercontinental Exchange, Inc. (“ICE”) and Igloo Merger Sub II, Inc. (“Merger Sub”), which provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will merge with and into MarketAxess (the “Merger”), with MarketAxess surviving as a wholly owned subsidiary of ICE.

As of September 16, 2026, the record date for the Special Meeting, there were 35,197,197 shares of common stock, par value $0.003 per share, of MarketAxess (“MarketAxess Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 28,314,282 shares of MarketAxess Common Stock, representing approximately 80.4% of the voting power of the issued and outstanding shares of MarketAxess Common Stock, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);
2.

a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to MarketAxess’ named executive officers that is based on or otherwise relates to the Merger (the “Merger-Related Compensation Proposal”); and

3.

a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to ensure that any necessary supplement or amendment to the proxy statement is provided to MarketAxess stockholders a reasonable amount of time in advance of the Special Meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the Special Meeting to approve such proposal (the “Adjournment Proposal”).

At the Special Meeting, the Merger Agreement Proposal was approved by the requisite vote of MarketAxess’ stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, please see the definitive proxy statement filed by MarketAxess with the U.S. Securities and Exchange Commission on September 18, 2026.

Proposal 1 — Merger Agreement Proposal. The results were as follows:

For	Against	Abstain
28,241,324	34,133	38,825

Proposal 2 — Merger-Related Compensation Proposal. The results were as follows:

For	Against	Abstain
28,011,448	291,308	11,526

Proposal 3 — Adjournment Proposal. The results were as follows:

For	Against	Abstain
26,975,539	1,308,994	29,749

The Merger remains subject to the remaining customary closing conditions and approvals, including the receipt of other required regulatory approvals. The Merger is expected to close in the first quarter of 2027.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Section 27A”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Section 21E”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A and Section 21E. Such forward-looking statements relate to, without limitation, the proposed transaction, our future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “assume,” “believe,” “contemplate,” “could,” “intend,” “predict,” “would,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue”, “trend”, “objective”, “might” or comparable terminology, although not all forward-looking statements contain these identifying words.

Forward-looking statements are inherently subject to certain risks, trends, changes in circumstances and uncertainties, many of which we cannot predict with accuracy and some of which we may not anticipate, including, but not limited to: (i) historical financial information may not be representative of future results; (ii) the completion of the proposed transaction on the anticipated terms and timing, or at all, including the receipt of the remaining required regulatory approvals, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (iii) there may be significant transaction costs in connection with the proposed transaction and the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (iv) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring MarketAxess to pay a termination fee; (vi) any effect of the announcement of the proposed transaction on MarketAxess’ ability to operate its business and retain and hire key personnel and to maintain favorable business relationships; (vii) the proposed transaction may result in the diversion of management’s time and attention from ordinary course business operations to issues relating to the proposed transaction; (viii) certain restrictions during the pendency of the proposed transaction that may impact MarketAxess’ ability to pursue certain business opportunities or strategic transactions; (ix) unfavorable outcome of legal proceedings related to the proposed transaction; (x) the risk that MarketAxess’ share price may decline significantly if the proposed transaction is not consummated; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xiii) other risks and uncertainties detailed in periodic reports that MarketAxess files with the Securities and Exchange Commission (“SEC”); (xiv) actions by third parties, including government agencies; (xv) reputational risk and potential adverse reactions of MarketAxess’ or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; (xvi) the ability to promptly and effectively integrate MarketAxess’ business with ICE’s business and realize the anticipated cost savings, synergies, and other financial benefits of the proposed transaction within the expected time period or at all; and (xvii) ICE’s ability to obtain the contemplated debt financing on a timely basis, on favorable terms or at all.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here, and the list of factors presented in the proxy statement, in preliminary and definitive form, on Schedule 14A (the “Proxy Statement”) is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved as anticipated or that our results, estimates or assumptions will be correct. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements, many of which are beyond MarketAxess’ control. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in MarketAxess’ Annual Report on Form 10-K, as may be supplemented or amended by MarketAxess’ Quarterly Reports on Form 10-Q, which are incorporated herein by reference. MarketAxess assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date:	October 29, 2026	By:	/s/ Scott Pintoff
Scott Pintoff General Counsel & Corporate Secretary